UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2018

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                 ☐

Item 8.01 Other Events.

On January 11, 2018, Solus Alternative Asset Management LP (“Solus”) filed a complaint in the United States District Court for the Southern District of New York against GSO Capital Partners L.P., Hovnanian Enterprises, Inc. (“Hovnanian”), K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), K. Hovnanian at Sunrise Trail III, LLC, Ara K. Hovnanian and J. Larry Sorsby. The complaint relates to K. Hovnanian’s offer to exchange up to $185.0 million aggregate principal amount of its 8.0% Senior Notes due 2019 for a combination of (i) cash, (ii) K. Hovnanian’s newly issued 13.5% Senior Notes due 2026 and (iii) K. Hovnanian’s newly issued 5.0% Senior Notes due 2040 and related transactions that were previously disclosed in Hovnanian’s Current Report on Form 8-K filed on December 28, 2017. The complaint alleges, among other things, inadequate disclosure in the exchange offer documents, improper and fraudulent structuring of the transactions to impact the credit default swap market, violations of Sections 10(b), 14(e) and 20(a) of the Securities Exchange Act of 1934, and tortious interference with prospective economic advantage. Solus seeks, among other things, additional disclosures regarding the transactions, compensatory and punitive damages, and a preliminary and permanent injunction to stop the transactions from going forward. The court has scheduled a hearing on Solus’ motion for a preliminary injunction on January 25, 2018.

Hovnanian believes that the claims and allegations set forth in the Solus complaint are without merit and intends to defend against them vigorously. The complaint is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Reference is made to the complaint itself for a full statement of the contents thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Complaint, Solus Alternative Asset Management LP v. GSO Capital Partners L.P. et al., No. 18 Civ. 232 (S.D.N.Y.) (LTS).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

Date: January 12, 2018

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